                                                                    EXHIBIT 99.1


                         (HEALTHCARE REALTY TRUST LOGO)

                            SUPPLEMENTAL DATA REPORT

                     THREE MONTHS ENDED SEPTEMBER 30, 2001

    DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                         UPDATED AS OF NOVEMBER 8, 2001




1)  RECONCILIATION OF FUNDS FROM OPERATIONS (1)

                                                                              (Unaudited)                      (Unaudited)
                                                                          FOR THE THREE MONTHS              FOR THE NINE MONTHS
                                                                             ENDED SEPT. 30,                  ENDED SEPT, 30,
                                                                      ----------------------------    ----------------------------
                                                                          2001            2000            2001            2000
                                                                      ----------------------------    ----------------------------
NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE PROPERTIES   $     19,307    $     20,196    $     58,741    $     62,147

     NON-RECURRING DEBT-RELATED CHARGES                                        607               0             607               0

     ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
         ON A STRAIGHT LINE BASIS (2)                                       (1,289)         (1,890)         (4,480)         (6,358)

     PREFERRED STOCK DIVIDEND                                               (1,664)         (1,664)         (4,992)         (4,992)

     REAL ESTATE DEPRECIATION                                               10,007           9,654          29,949          28,558
                                                                      ----------------------------    ----------------------------
     TOTAL ADJUSTMENTS                                                       7,661           6,100          21,084          17,208
                                                                      ----------------------------    ----------------------------

FUNDS FROM OPERATIONS - BASIC                                         $     26,968    $     26,296    $     79,825    $     79,355
                                                                      ============================    ============================

     CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                                 0             125               0             204
                                                                      ============================    ============================

FUNDS FROM OPERATIONS - DILUTED                                       $     26,968    $     26,421    $     79,825        $ 79,559
                                                                      ============================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                        $       0.68    $       0.67    $       2.01    $       2.01
                                                                      ============================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                      $       0.67    $       0.66    $       1.98    $       1.97
                                                                      ============================    ============================

COMMON SHARES OUTSTANDING - BASIC                                       39,891,254      39,537,234      39,748,243      39,500,423
                                                                      ============================    ============================

COMMON SHARES OUTSTANDING - DILUTED                                     40,512,989      40,290,439      40,404,491      40,284,615
                                                                      ============================    ============================


(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REITs, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. In 2001, the Company also excluded certain debt-related charges in computing FFO, although NAREIT's definition of funds from operations requires its inclusion. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REITs do, FFO on a diluted basis would have been $0.68 and $2.07 per common share, respectively, for the three months and nine months ended September 30, 2001.

     Quarterly Supplemental Data Report is also available on the Company's website-- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com






HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                              PAGE 1 OF 13

2)  CONDENSED CONSOLIDATED BALANCE SHEETS


    ASSETS                                                                (Unaudited)          (1)
                                                                         SEPT. 30, 2001   DEC. 31, 2000
                                                                         --------------   -------------
Real estate properties:
     Land                                                                 $   150,201      $   152,254
     Buildings and improvements                                             1,320,431        1,290,395
     Personal property                                                          7,099            5,785
     Construction in progress                                                  24,206           30,914
                                                                          -----------      -----------
                                                                            1,501,937        1,479,348
     Less accumulated depreciation                                           (149,561)        (120,522)
                                                                          -----------      -----------
         Total real estate properties, net                                  1,352,376        1,358,826

Cash and cash equivalents                                                       2,311            1,788

Restricted cash                                                                     0              577

Mortgage notes receivable                                                     131,127          171,006

Other assets, net                                                              84,127           54,879
                                                                          -----------      -----------
Total assets                                                              $ 1,569,941      $ 1,587,076
                                                                          ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Notes and bonds payable                                              $   527,503      $   536,781

     Accounts payable and accrued liabilities                                  25,314           22,714

     Other liabilities                                                         18,742           19,544
                                                                          -----------      -----------

Total liabilities                                                             571,559          579,039
                                                                          -----------      -----------

     Commitments and contingencies                                                 --               --

Stockholders' equity:
     Preferred stock, $.01 par value; 50,000,000 shares authorized;
         issued and outstanding, 2001 and 2000-- 3,000,000                         30               30
     Common stock, $.01 par value; 150,000,000 shares authorized;
         issued and outstanding, 2001--40,765,435; 2000--40,314,399               407              403

     Additional paid-in capital                                             1,070,471        1,061,190

     Deferred compensation                                                    (13,348)          (9,730)

     Cumulative net income                                                    354,914          295,174

     Cumulative dividends                                                    (414,092)        (339,030)
                                                                          -----------      -----------

Total stockholders' equity                                                    998,382        1,008,037
                                                                          -----------      -----------

Total liabilities and stockholders' equity                                $ 1,569,941      $ 1,587,076
                                                                          ===========      ===========


(1) The balance sheet at December 31, 2000 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                               PAGE 2 OF 13

3)  CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                            FOR THE THREE MONTHS        FOR THE NINE MONTHS
                                                               ENDED SEPT. 30,             ENDED SEPT. 30,
                                                          -------------------------   -------------------------
                                                             2001         2000           2001         2000
                                                          -------------------------   -------------------------
                                                          (Unaudited)   (Unaudited)   (Unaudited)  (Unaudited)
REVENUES
     Master lease rental income                           $    24,941  $     24,108   $    75,053  $     72,216
     Property operating income                                 15,783        15,936        49,822        46,740
     Straight line rent                                         1,289         1,890         4,480         6,358
     Mortgage interest income                                   4,669         5,635        13,714        18,127
     Management fees                                              396           659         1,120         2,129
     Interest and other income                                    740         1,360         1,353         2,127
                                                          -------------------------   -------------------------
                                                               47,818        49,588       145,542       147,697
                                                          -------------------------   -------------------------
EXPENSES
     General and administrative (1)                             2,772         2,559         7,565         6,558
     Property operating expenses                                6,288         5,982        19,151        17,205
     Interest                                                   9,161        10,925        29,360        32,434
     Depreciation                                              10,216         9,810        30,496        29,004
     Amortization                                                  74           116           229           349
                                                          -------------------------   -------------------------
                                                               28,511        29,392        86,801        85,550
                                                          -------------------------   -------------------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE
     PROPERTIES                                                19,307        20,196        58,741        62,147

     Net gain (loss) on sale of real estate properties            416            (5)          999          (316)
                                                          -------------------------   -------------------------

NET INCOME                                                $    19,723  $     20,191   $    59,740  $     61,831
                                                          =========================   =========================

NET INCOME PER COMMON SHARE - BASIC                       $      0.45  $       0.47   $      1.38  $       1.44
                                                          =========================   =========================

NET INCOME PER COMMON SHARE - DILUTED                     $      0.45  $       0.46   $      1.36  $       1.42
                                                          =========================   =========================

COMMON SHARES OUTSTANDING - BASIC                          39,891,254    39,537,234    39,748,243    39,500,423
                                                          =========================   =========================

COMMON SHARES OUTSTANDING - DILUTED                        40,512,989    40,290,439    40,404,491    40,284,615
                                                          =========================   =========================



(1) General and administrative expenses for 2001 includes 3rd quarter non-recurring debt-related charges of approximately $607.

NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                               PAGE 3 OF 13

4)  INVESTMENT PROGRESSION

    A)   CONSTRUCTION IN PROGRESS

                                                                              FOR THE THREE                         FOR THE NINE
                                                               NUMBER OF       MONTHS ENDED         NUMBER OF        MONTHS ENDED
                                                               PROPERTIES        09/30/01           PROPERTIES         09/30/01
                                                               ----------------------------         -----------------------------
             Balance at beginning of period                         5            $20,157                  7             $30,914

             Fundings on projects in existence at
               the beginning of the period                         --              4,049                 --              18,030

             New Projects started during the period                 0                  0                  0                   0

             Completions                                            0                  0                 (2)            (24,738)
                                                               ----------------------------         -----------------------------
             Balance at end of period                               5            $24,206                  5             $24,206
                                                               ============================         =============================


    B)   REAL ESTATE PROPERTIES

                                                                              FOR THE THREE                         FOR THE NINE
                                                               NUMBER OF       MONTHS ENDED         NUMBER OF        MONTHS ENDED
                                                               PROPERTIES        09/30/01           PROPERTIES         09/30/01
                                                               ----------------------------         -----------------------------
             Balance at beginning of period                       206          $1,473,529                206          $1,448,434

             Acquisitions                                           1              14,107                  1              14,107

             Additions/Improvements                                --               3,373                 --               9,737

             Completions (CIP)                                      0                   0                  2              24,738

             Sales                                                 (2)            (13,278)                (4)            (19,285)
                                                               ----------------------------         -----------------------------
             Balance at end of period                             205          $1,477,731                205          $1,477,731
                                                               ============================         =============================


    C)   MORTGAGE NOTES RECEIVABLE

                                                                              FOR THE THREE                         FOR THE NINE
                                                               NUMBER OF       MONTHS ENDED         NUMBER OF        MONTHS ENDED
                                                               PROPERTIES        09/30/01           PROPERTIES         09/30/01
                                                               ----------------------------         -----------------------------
             Balance at beginning of period                        46           $153,253                 54            $170,906

             Funding of Mortgages                                   0              2,839                  0               2,911

             Prepayments                                           (6)           (25,277)               (14)            (41,640)

             Purchase Price Adjustment Amortization                --               (164)                --                (476)

             Scheduled Principal Payments                          --                (76)                --              (1,126)

             Other                                                 --                552                 --                 552
                                                               ----------------------------         -----------------------------
             Balance at end of period                              40           $131,127                 40            $131,127
                                                               ============================         =============================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 31, 2001                              PAGE 4 OF 13

5)  INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                  OUTPATIENT FACILITIES                                INPATIENT FACILITIES
                   -------------------------------------------------------------------------------------------------
                                            Comp.                 Other      Assisted   Skilled  Inpatient   Other
                   Ancillary              Ambulatory   Medical  Outpatient    Living    Nursing    Rehab   Inpatient
                    Hospital   Physician    Care       Office    Facilit-    Facili-    Facili-   Facili-   Facili-            % of
                   Facilities   Clinics    Centers    Buildings   ties(1)      ties       ties      ties    ties(2)   Total   Total
                   -----------------------------------------------------------------------------------------------------------------
PROPERTY OPERATING/OTHER AGREEMENTS
 1 Arizona          3,534                 11,449                                                                    14,983   0.92%
 2 California      51,676                 28,787                                                                    80,463   4.93%
 3 Florida         30,578     10,308      46,843      8,126                                                         95,855   5.87%
 4 Georgia         18,341                                                                                           18,341   1.12%
 5 Kansas          10,889                                                                                           10,889   0.67%
 6 Mississippi      2,881                                        4,290                                               7,171   0.44%
 7 Missouri                    5,354      10,263                                                                    15,617   0.96%
 8 Nevada          43,642                                                                                           43,642   2.67%
 9 Pennsylvania     4,935      4,861                  1,692                                               2,901     14,389   0.88%
10 Tennessee       45,000      8,705                 10,754                                                         64,459   3.95%
11 Texas           24,301                             8,721                                                         33,022   2.02%
12 Virginia        28,950      3,814                 12,269                                                         45,033   2.76%
13 Wyoming         16,196                             2,180                                                         18,376   1.13%
                  ----------------------------------------------------------------------------------------------------------------
   TOTAL P.O.A.S/
     OTHER        280,923     33,042      97,342     43,742      4,290          0          0        0     2,901    462,240  28.31%
                  ----------------------------------------------------------------------------------------------------------------

MASTER LEASES
 1 Alabama         42,964      8,368                            11,430      4,276              17,722               84,760   5.19%
 2 Arizona          5,274                                                              2,874                         8,148   0.50%
 3 Arkansas                                                      2,989                                               2,989   0.18%
 4 California      28,934      8,094                             1,046                12,688                        50,762   3.11%
 5 Colorado                                                                 4,967     21,441                        26,408   1.62%
 6 Connecticut                                                             11,925                                   11,925   0.73%
 7 Florida         39,200     45,054       9,759      1,417      9,481     22,775     10,206   11,703              149,595   9.16%
 8 Georgia                     5,299                             1,561      9,860                                   16,720   1.02%
 9 Illinois                   11,680                             1,453      8,167                                   21,300   1.30%
10 Indiana                                                                             3,640                         3,640   0.22%
11 Kansas                                                                              7,593                         7,593   0.46%
12 Massachusetts              26,823                                                                                26,823   1.64%
13 Michigan                                                                           12,715             13,558     26,273   1.61%
14 Mississippi                                                              3,398                                    3,398   0.21%
15 Missouri                               16,015                 4,470      6,114     10,897                        37,496   2.30%
16 Nevada           6,882                                        3,801                                              10,683   0.65%
17 New Jersey                                                              18,634                                   18,634   1.14%
18 North Carolina                                                           3,819      6,176                         9,995   0.61%
19 Ohio                                                                     4,393                                    4,393   0.27%
20 Oklahoma                                                                           13,046                        13,046   0.80%
21 Pennsylvania                                                            30,396     20,617  112,248              163,261  10.00%
22 South Carolina                                                           3,005                                    3,005   0.18%
23 Tennessee        3,139      2,555                                        7,329      8,335                        21,358   1.31%
24 Texas           44,877     16,938      21,839      1,976                71,000     19,466   12,916     5,892    194,904  11.93%
25 Virginia        52,799                             1,941      2,119     17,019     36,410                       110,288   6.75%
26 Wyoming                                                                  6,838                                    6,838   0.42%
                  ----------------------------------------------------------------------------------------------------------------
TOTAL MASTER
  LEASES          224,069    124,811      47,613      5,334     38,350    233,915    186,104  154,589    19,450  1,034,235  63.33%
                  ----------------------------------------------------------------------------------------------------------------
   Corporate
     Property                                                                                             5,462      5,462   0.33%
                  ----------------------------------------------------------------------------------------------------------------
TOTAL EQUITY
  INVESTMENTS    $504,992   $157,853    $144,955   $ 49,076   $ 42,640   $233,915   $186,104 $154,589   $27,813 $1,501,937  91.97%
                  ================================================================================================================

MORTGAGES
 1 Alabama                                                                  4,606      7,885                        12,491   0.76%
 2 Arizona                                                                  6,099                        17,476     23,575   1.44%
 3 California                                                              16,701                         7,812     24,513   1.50%
 4 Florida                     9,439                                       11,988        604                        22,031   1.35%
 5 Georgia                                                                  1,125                                    1,125   0.07%
 6 Idaho                                                                    4,851                                    4,851   0.30%
 7 Massachusetts                                                                       2,207                         2,207   0.14%
 8 Michigan                                                                           10,941                        10,941   0.67%
 9 Mississippi                                                              1,321                                    1,321   0.08%
10 New Mexico                                                                 751                                      751   0.05%
11 Ohio                                                                     1,584        594                         2,178   0.13%
12 Oregon                                                                   2,884                                    2,884   0.18%
13 Pennsylvania                                                               995                                      995   0.06%
14 South Carolina                                                           3,051                                    3,051   0.19%
15 Tennessee                                                                1,912     12,279                        14,191   0.87%
16 Texas                         626                                        1,202                                    1,828   0.11%
17 Virginia                                                                            2,194                         2,194   0.13%
                  ----------------------------------------------------------------------------------------------------------------
TOTAL MTG.
  INVESTMENTS    $     --   $ 10,065    $     --   $     --   $     --   $ 59,070   $ 36,704 $     --   $25,288  $ 131,127   8.03%
                  ----------------------------------------------------------------------------------------------------------------

TOTAL
  INVESTMENTS     504,992   $167,918    $144,955   $ 49,076   $ 42,640   $292,985   $222,808 $154,589   $53,101 $1,633,064 100.00%
                  ================================================================================================================

PERCENT OF
  $ INVENTED     $ 30.923%    10.282%      8.876%     3.005%     2.611%    17.941%    13.644%   9.466%    3.252%   100.000%
                  ================================================================================================================

NUMBER OF
  PROPERTIES           60         33          13         10         12         63         45        9         5        250
                  ================================================================================================================

NUMBER OF BEDS                                                              5,259      4,929      759       366     11,313
                                                                           =======================================================

    (1) 3 facility types <2% each.

    (2) 4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 31, 2001                              PAGE 5 OF 13

6)  INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                  Number of       (1)        Number of                Total       (1)
                                  Real Estate  Real Estate    Mortgage    Mortgage   Number of    Total    Commit-
                                  Properties   Investment    Properties  Investment  Properties Investment  ments     Total Percent.
                                  ------------------------   ----------------------  -----------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
    1 Healthsouth                      27         268,759        0                      27       268,759             268,759  16.21%
    2 HCA - The Healthcare Company     31         253,980        0                      31       253,980    2,130    256,110  15.44%
    3 Tenet                            13         103,664        1         7,812        14       111,476             111,476   6.72%
    4 Balanced Care                    14          63,575        0                      14        63,575              63,575   3.83%
    5 Baptist Memorial Hospital         4          37,101        0                       4        37,101   10,186     47,287   2.85%
    6 Integrated Health                 3          36,327        0                       3        36,327              36,327   2.19%
    7 Caremark Rx                       5          28,597        0                       5        28,597              28,597   1.72%
    8 Methodist                         4          26,101        0                       4        26,101              26,101   1.57%
    9 Ephrata Community Hospital        3          11,488        0                       3        11,488   12,989     24,477   1.48%
   10 Triad                             4          24,158        0                       4        24,158              24,158   1.46%
   11 MedCath                           1           3,534        1        17,476         2        21,010              21,010   1.27%
   12 Ramsay                            2          19,450        0                       2        19,450              19,450   1.17%
   13 United Medical Center             1          18,376        0                       1        18,376              18,376   1.11%
   14 KS Management Services            1          16,938        0                       1        16,938              16,938   1.02%
15-27 13 Operators With Less
        than 1% Each                   18         120,373        1         7,360        19       127,733       --    127,733   7.70%
                                      -------------------       ----------------       ---------------------------------------------
                                      131       1,032,421        3        32,648       134     1,065,069   25,305  1,090,374  65.75%
                                      -------------------       ----------------       ---------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS
   28 Life Care Centers                12          82,822        2         9,399        14        92,221              92,221   5.56%
   29 Senior Lifestyles                10          75,769        0                      10        75,769              75,769   4.57%
   30 Summerville                       5          51,570        0                       5        51,570              51,570   3.11%
   31 Lewis-Gale Clinic, LLC           10          45,033        0                      10        45,033              45,033   2.72%
   32 Kerlan Jobe Orthopedic            1          28,787        0                       1        28,787              28,787   1.74%
   33 Melbourne Internal Medicine       4          27,935        0                       4        27,935              27,935   1.68%
   34 Centennial                        6          16,355        1         9,349         7        25,704              25,704   1.55%
   35 Multi-tenant                      4          24,474        0                       4        24,474              24,474   1.48%
   36 Wellington                        5          18,969        0                       5        18,969              18,969   1.14%
37-64 28 Operators With Less
        than 1% Each                   22          92,340       34        79,731        56       172,071       --    172,071  10.38%
                                      -------------------       ----------------       ---------------------------------------------
                                       79         464,054       37        98,479       116       562,533       --    562,533  33.92%
                                      -------------------       ----------------       ---------------------------------------------

     Corporate Property                             5,462                                          5,462               5,462   0.33%
                                      -------------------       ----------------       ---------------------------------------------

          TOTAL INVESTMENT
            AND COMMITMENTS           210      $1,501,937       40      $131,127       250    $1,633,064  $25,305 $1,658,369 100.00%
                                      ===================       ================       =============================================

    (1)  Includes construction in progress.



7)  SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                                                     Owned                     Third Party
                                       ---------------------------------- -----------------------
                                          NOT      Construction            Property       Asset
                                        Managed    In Progress   Managed  Management   Management Mortgages   Total      Percent.
                                       ---------------------------------- -------------------------------------------------------
 1 Florida                               785,860      34,716      646,261  1,344,332     542,807   198,990   3,552,966    23.79%
 2 Virginia                              717,517                  479,783    785,341                35,900   2,018,541    13.52%
 3 Texas                               1,097,527                  484,508    124,647               110,151   1,816,833    12.17%
 4 Tennessee                             161,366     125,000      375,868    269,820               298,271   1,230,325     8.24%
 5 California                            256,144                  386,148                          465,380   1,107,672     7.42%
 6 Pennsylvania                          722,053      67,000       57,453                           45,809     892,315     5.98%
 7 Alabama                               549,410                                                   138,551     687,961     4.61%
 8 Georgia                               138,599                  202,110                           40,000     380,709     2.55%
 9 Michigan                              235,227                                                   129,408     364,635     2.44%
10 Arizona                                74,507                   72,179                          142,487     289,173     1.94%
11 Missouri                              201,167                   81,809                                      282,976     1.90%
12 Nevada                                 43,579                  195,594                                      239,173     1.60%
13 Colorado                              225,764                                                               225,764     1.51%
14 Mississippi                            25,000      60,520       36,951     49,280      25,619    12,260     209,630     1.40%
15 Massachusetts                         185,327                                                    23,862     209,189     1.40%
16 Wyoming                                29,851                  163,364                                      193,215     1.29%
17 Illinois                              181,100                                                               181,100     1.21%
18 Ohio                                   33,181                                                   124,411     157,592     1.06%
19 Kansas                                 57,035                   83,664                                      140,699     0.94%
20 Oklahoma                              139,216                                                               139,216     0.93%
21 Kentucky                                                                  134,556                           134,556     0.90%
22 New Jersey                            110,844                                                               110,844     0.74%
23 Oregon                                                                                           80,429      80,429     0.54%
24 North Carolina                         69,781                                                                69,781     0.47%
25 Connecticut                            59,387                                                                59,387     0.40%
26 South Carolina                         21,120                                                    23,000      44,120     0.30%
27 New Mexico                                                                                       42,639      42,639     0.29%
28 Indiana                                29,500                                                                29,500     0.20%
29 Idaho                                                                                            29,118      29,118     0.20%
30 Arkansas                               11,963                                                                11,963     0.08%
                                       ----------------------------------  -----------------------------------------------------
   TOTAL SQUARE FEET                   6,162,025     287,236    3,265,692  2,707,976     568,426  1,940,666 14,932,021   100.00%
                                       ==================================  =====================================================

   PERCENT OF TOTAL SQUARE FOOTAGE         41.27%       1.92%       21.87%     18.14%       3.81%     13.00%    100.00%
                                       =================================== ============================================



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATE REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                               PAGE 6 OF 13

8)  SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                          Owned                    Third Party
                                            --------------------------------- -----------------------
                                              NOT      Construction            Property       Asset
                                            Managed    In Progress   Managed  Management   Management Mortgages  Total      Percent.
                                            --------------------------------- ------------------------------------------------------
    Ancillary Hospital Facility             1,353,516    185,520    2,015,104     17,565                         3,571,705    23.92%
    Medical Office Buildings                   42,932     67,000      328,301  2,670,806     568,426             3,677,465    24.63%
    Assisted Living Facilities              1,519,294                                                 1,166,636  2,685,930    17.99%
    Skilled Nursing Facilities              1,286,351                                                   569,537  1,855,888    12.43%
    Physician's Clinics                       793,913                 247,413     19,605                105,915  1,166,846     7.81%
    Comprehensive Ambulatory Care Centers     115,857     34,716      637,923                                      788,496     5.28%
    Inpatient Rehab Hospitals                 643,383                                                              643,383     4.31%
    Other Outpatient Facilities               253,438                  36,951                                      290,389     1.94%
    Other Inpatient Facilities                153,341                                                    98,578    251,919     1.69%
                                            ---------------------------------  -----------------------------------------------------
    TOTAL SQUARE FEET                       6,162,025    287,236    3,265,692  2,707,976     568,426  1,940,666 14,932,021   100.00%
                                            =================================  =====================================================

    PERCENT OF TOTAL SQUARE FOOTAGE             41.27%      1.92%       21.87%     18.14%       3.81%     13.00%    100.00%
                                            ================================== =============================================




9)  SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                             Owned                   Third Party
                                              --------------------------------- -----------------------
                                                  NOT    Construction            Property       Asset
                                                Managed   In Progress   Managed Management   Management Mortgages  Total    Percent.
                                              --------------------------------- ----------------------------------------------------
    PUBLIC OR INVESTMENT GRADE
    OPERATOR/SIGNIFICANT TENANT
    -------------------------------------
       1 HCA - The Healthcare Company           812,032     34,716      772,745  1,181,403     542,807            3,343,703   22.39%
       2 Healthsouth                          1,124,390                 111,816                                   1,236,206    8.28%
       3 Tenet Healthcare Corporation           258,485                 363,331     31,723                89,000    742,539    4.97%
       4 Baptist Memorial Hospital                         185,520      183,361    319,100      25,619              713,600    4.78%
       5 Balanced Care                          400,370                                                             400,370    2.68%
       6 Brookdale Communities                                                                           263,786    263,786    1.77%
       7 Methodist                                                      227,080                                     227,080    1.52%
       8 Caremark Rx                            164,941                                                             164,941    1.10%
       9 United Medical Center                                          163,364                                     163,364    1.09%
      10 Integrated Health                      153,660                                                             153,660    1.03%
      11 Ramsay                                 153,341                                                             153,341    1.03%
   12-28 17 Operators
         with Square Feet Less Than 1%          695,558     67,000      501,258    144,366          --     9,578  1,417,760    9.49%
                                              ---------------------------------  ---------------------------------------------------
         TOTAL                                3,762,777    287,236    2,322,955  1,676,592     568,426   362,364  8,980,350   60.14%
                                              ---------------------------------  ---------------------------------------------------

    OTHER OPERATOR/SIGNIFICANT TENANT
    -------------------------------------
      29 Life Care Centers of America           620,527                                                  131,813    752,340    5.04%
      30 Medicorp Health System                                                    663,533                          663,533    4.44%
      31 Senior Lifestyles                      553,573                                                             553,573    3.71%
      32 Lewis-Gale Clinic, LLC                                         479,783                                     479,783    3.21%
      33 Summerville                            292,231                                                             292,231    1.96%
      34 Hearthstone                                                                                     235,684    235,684    1.58%
      35 Centennial Healthcare                  151,172                                                   80,000    231,172    1.55%
      36 Mt. Sinai                                                                 229,753                          229,753    1.54%
      37 Multi-tenant                                                   221,110                                     221,110    1.48%
      38 Healthprime                                                                                     165,738    165,738    1.11%
   39-67 29 Operators
         with Square Feet Less Than 1%          781,745         --      241,844    138,098          --   965,067  2,126,754   14.24%
                                              ---------------------------------  ---------------------------------------------------
         TOTAL                                2,399,248         --      942,737  1,031,384          -- 1,578,302  5,951,671   39.86%
                                              ---------------------------------  ---------------------------------------------------

         TOTAL SQUARE FEET                    6,162,025    287,236    3,265,692  2,707,976     568,426 1,940,666 14,932,021  100.00%
                                              =================================  ===================================================




10) ASSISTED LIVING FACILITY OCCUPANCY

                                                                              ALF Revenue       Percent
                                                                             For the Nine     % of ALF
                                                                 Number of   Months Ended    Revenue to
                                                  Occupancy     Facilities     09/30/01    Total Revenue
                                                --------------------------------------------------------
                                                  0% to 24.9%         --           --          0.0%
                                                 25% to 49.9%         --           --          0.0%
                                                 50% to 69.9%          4        1,292          0.9%
                                                 70% to 84.9%         20        7,198          4.9%
                                                85% to 100.0%         39       12,747          8.8%
                                                               ------------------------------------
                                                                      63       21,237         14.6%
                                                               ====================================

NOTE: Occupancy rates are generally as of June 30, 2001, and revenues are for the nine months ended September 30, 2001.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATE REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                               PAGE 7 OF 13

11) LEASE/MORTGAGE MATURITY SCHEDULE

    A)   LEASES

                                                                                                Weighted
                                                                                                 Average
                                                           Estimated           Percent of       Remaining
                                      Number of           Annualized           Annualized         Lease
                                      Properties          Net Revenue          Net Revenue     Term (Years)
                                ----------------------------------------------------------------------------
                          2001              3               1,155                 0.78%            0.00
                          2002              0                  --                 0.00%            0.00
                          2003              3               2,853                 1.94%            0.03
                          2004             11               7,004                 4.76%            0.13
                          2005              6               1,483                 1.01%            0.06
                          2006              3               1,806                 1.23%            0.06
                          2007             11               5,332                 3.62%            0.19
                          2008             27              20,388                13.85%            0.78
                          2009             27              20,231                13.75%            1.08
                          2010             12               7,166                 4.87%            0.50
                          2011             22              18,974                12.89%            1.12
                          2012             21              13,650                 9.27%            1.11
                          2013             19              14,948                10.16%            1.21
                          2014              4               3,599                 2.45%            0.16
                          2015              5               2,144                 1.46%            0.18
                    After 2015             14               3,651                 2.48%            0.72
                  Multi-tenant             22              22,801                15.49%            1.00
                                ----------------------------------------------------------------------------
                         TOTAL            210            $147,185               100.00%            8.33
                                ============================================================================

    B)   MORTGAGES

                                                                                                Weighted
                                                                                                 Average
                                                           Estimated           Percent of       Remaining
                                      Number of           Annualized           Annualized       Mortgage
                                      Properties          Net Revenue          Net Revenue     Term (Years)
                                ----------------------------------------------------------------------------
                          2001              1                 257                 1.82%            0.00
                          2002              9               2,177                15.38%            0.11
                          2003              6                 536                 3.79%            0.06
                          2004              9               2,567                18.13%            0.60
                          2005              3               1,443                10.19%            0.10
                          2006              1                 398                 2.81%            0.19
                          2007              2                 490                 3.46%            0.47
                          2008              3               1,674                11.83%            0.79
                          2009              4               2,401                16.96%            1.30
                          2010              1                 946                 6.68%            0.65
                          2011              0                  --                 0.00%            0.00
                          2012              0                  --                 0.00%            0.00
                          2013              1               1,267                 8.95%            1.23
                          2014              0                  --                 0.00%            0.00
                          2015              0                  --                 0.00%            0.00
                    After 2015              0                  --                 0.00%            0.00
                                ----------------------------------------------------------------------------
                         TOTAL             40            $ 14,156               100.00%            5.50
                                ============================================================================

12) COMMITMENTS AND CONSTRUCTION IN PROGRESS

                                                                      AS OF SEPTEMBER 30, 2001
                                 -------------------------------------------------------------------------------------------------
                                               REAL ESTATE INVESTMENTS                            MORTGAGE INVESTMENTS
                                 -------------------------------------------------- ----------------------------------------------
                                            Investment    Remaining       Total                Investment  Remaining     Total
    Operator                     Properties   Balance    Commitment  Real Estate(1)  Properties   Balance  Commitment   Mortgages
------------------------------   -------------------------------------------------- ----------------------------------------------
Baptist Memorial Hospital            2       $13,054       $10,186       $23,240         0         $--         $--         $--
Ephrata Community Hospital           1         1,692        12,989        14,681         0          --          --          --
Conemaugh Health Systems             1         2,901            --         2,901         0          --          --          --
Expansion of existing property       1         6,559         2,130         8,689         0          --          --          --
                                 -------------------------------------------------------------------------------------------------
TOTAL                                5       $24,206       $25,305       $49,511         0         $--         $--         $--
                                 =================================================================================================

Percentage of construction in progress to total investment
Portfolio at September 30, 2001                                            1.48%
                                                                     ===========

(1) Projected Timing of Conversion to Revenue Producing Assets:

                                     QTR 4, 2001 QTR 1, 2002   QTR 2, 2002    QTR 3, 2002  QTR 4, 2002  QTR 1, 2003       Total
                                     --------------------------------------------------------------------------------------------
Real Estate Investments with
related Commitments                   $15,136     $8,104          $ --           $   --      $14,681     $11,590         $49,511
                                      ===========================================================================================

(2) During the three and nine months ending September 30, 2001, the Company capitalized interest in the amount of $567,311 and $1,645,553, respectively,.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                               PAGE 8 OF 13

13) LONG-TERM DEBT INFORMATION - AS OF SEPTEMBER 30, 2001

    A)   BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                                  Balance           Effective Rate
                                                                 ----------------------------------
         Fixed Rate Debt:
             Senior Notes due 2002                                $ 18,000               7.41%
             Senior Notes due 2006                                  70,000               9.49%
             Senior Notes due 2011                                 306,402               8.20%                See Note (C)
             6.55% Convertible Subordinated Debentures                   0               7.50%                See Note (F)
             10.5% Convertible Subordinated Debentures                   0               7.50%                See Note (F)
             Mortgage Notes Payable                                 76,434      Range from 7.22% to 7.76%     See Note (D)
             Other Note Payable                                      4,667               7.53%
                                                                 ---------
                                                                   475,503
                                                                 ---------
         Variable Rate Debt:
             Unsecured Credit Facility due 2004                     52,000          1.15% over LIBOR          See Note (E)
                                                                 ---------
                                                                    52,000
                                                                 ---------
                                                        TOTAL    $ 527,503
                                                                 =========

    B)   FUTURE MATURITIES:

                                                                                                               2006 and
                                                      2001       2002        2003        2004        2005        After     Total
                                                   --------------------------------------------------------------------------------
Fixed Rate Debt:
    Senior Notes due 2002                          $     --    $ 18,000    $     --    $     --    $      --    $     --   $ 18,000
    Senior Notes due 2006                                --          --          --      20,300       20,300      29,400     70,000
    Senior Notes due 2011                               (20)       (112)       (122)       (132)        (144)    306,932    306,402
    6.55% Convertible Subordinated Debentures            --          --          --          --           --          --         --
    10.5% Convertible Subordinated Debentures            --          --          --          --           --          --         --
    Mortgage Notes Payable                              413       3,315       3,571      18,867        3,747      46,521     76,434
    Other Note Payable                                   --       1,167       1,167       1,167        1,166          --      4,667
Variable Rate Debt:
    Unsecured Credit Facility due 2004                   --          --          --      52,000           --          --     52,000
                                                   --------------------------------------------------------------------------------
                                                   $    393    $ 22,370    $  4,616    $ 92,202    $  25,069    $382,853   $527,503
                                                   ================================================================================

    C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011 which were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 1.99% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

    D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. The proceeds from these Mortgage Notes Payable were used to fully repay the Senior Term Loan Facility due 2001 and partially repay the Senior Revolving Credit Facility due 2001.

    E) In July 2001, the Company entered into a new $150 million Unsecured Credit Facility with six banks. The previous Senior Revolving Credit Facility was fully retired in May 2001 using proceeds from the sale of $300 million Senior Notes due 2011. The new Unsecured Credit Facility, which matures in July 2004, is priced at 1.15% over LIBOR and has a 0.2% facility fee. The Company funded its redemptions of it Convertible Subordinated Debentures with proceeds from this new facility.

    F) In July 2001, the Company paid in full its 6.55% Convertible Subordinated Debentures due 2002 and its 10.5% Convertible Subordinated Debentures due 2002. These redemptions, which totaled approximately $74.7 million, were funded from proceeds of the Company's $300 million Senior Notes due 2011 and the Unsecured Credit Facility due 2004.

    G)   CREDIT RATING:

         Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "Ba2" rating to the Company's preferred stock.

         Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2002, 2006, and 2011 and a "BB+" rating to the Company's preferred stock.

         Fitch IBCA Duff & Phelps Credit Rating Co. has assigned a "BBB" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BBB-" rating to the Company's preferred stock.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                               PAGE 9 OF 13

14) DIVIDEND HISTORY

    A)   COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                                                             Increase
                                                                                            From Prior
              Operating Period                            Payment Date             Amount    Quarter   Annualized
              ---------------------------------------------------------------------------------------------------
               First Quarter 1996                          May 15, 1996             0.475       0.005      1.90
               Second Quarter 1996                         Aug. 15, 1996            0.480       0.005      1.92
               Third Quarter 1996                          Nov. 15, 1996            0.485       0.005      1.94
               Fourth Quarter 1996                         Feb. 17, 1997            0.490       0.005      1.96

               First Quarter 1997                          May 15, 1997             0.495       0.005      1.98
               Second Quarter 1997                         Aug. 15, 1997            0.500       0.005      2.00
               Third Quarter 1997                          Nov. 17, 1997            0.505       0.005      2.02
               Fourth Quarter 1997                         Feb. 16, 1998            0.510       0.005      2.04

               First Quarter 1998                          May 18, 1998             0.515       0.005      2.06
               Second Quarter 1998                         Aug. 17, 1998            0.520       0.005      2.08
               Third Quarter 1998                          Nov. 16, 1998            0.525       0.005      2.10
               Fourth Quarter 1998                         Feb. 15, 1999            0.530       0.005      2.12

               First Quarter 1999                          May 17, 1999             0.535       0.005      2.14
               Second Quarter 1999                         Aug. 16, 1999            0.540       0.005      2.16
               Third Quarter 1999                          Nov. 16, 1999            0.545       0.005      2.18
               Fourth Quarter 1999                         Feb. 16, 2000            0.550       0.005      2.20

               First Quarter 2000                          May 17, 2000             0.555       0.005      2.22
               Second Quarter 2000                         Aug. 16, 2000            0.560       0.005      2.24
               Third Quarter 2000                          Dec. 6, 2000             0.565       0.005      2.26
               Fourth Quarter 2000                         March 7, 2001            0.570       0.005      2.28

               First Quarter 2001                          June 7, 2001             0.575       0.005      2.30
               Second Quarter 2001                         Sept. 6, 2001            0.580       0.005      2.32
               Third Quarter 2001                          Dec. 6, 2001             0.585       0.005      2.34

    B)   PREFERRED STOCK

                                                                                             Increase
                                                                                            From Prior
              Operating Period                            Payment Date             Amount    Quarter   Annualized
              ---------------------------------------------------------------------------------------------------
               September 1, 1998 - November 15, 1998       Nov. 26, 1998            0.4622      0.0        2.22
               November 16, 1998 - February 15, 1999       Feb. 26, 1999            0.5546      0.0        2.22

               February 16, 1999 - May 15, 1999            May 28, 1999             0.5546      0.0        2.22
               May 16, 1999 - August 15, 1999              Aug. 27, 1999            0.5546      0.0        2.22
               August 16, 1999 - November 15, 1999         Nov. 26, 1999            0.5546      0.0        2.22
               November 16, 1999 - February 15, 2000       Feb. 29, 2000            0.5546      0.0        2.22

               February 16, 2000 - May 15, 2000            May 31, 2000             0.5546      0.0        2.22
               May 16, 2000 - August 15, 2000              Aug. 31, 2000            0.5546      0.0        2.22
               August 16, 2000 - November 15, 2000         Nov. 30, 2000            0.5546      0.0        2.22
               November 16, 2000 - February 15, 2001       Feb. 28, 2001            0.5546      0.0        2.22

               February 16, 2001 - May 15, 2001            May 31, 2001             0.5546      0.0        2.22
               May 16, 2001 - August 15, 2001              Aug. 31, 2001            0.5546      0.0        2.22
               August 16, 2001 - November 15, 2001         Nov. 30, 2001            0.5546      0.0        2.22

         Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

         Preferred Stock is not redeemable prior to September 30, 2002. On or after September 2002, the Company, at its option, may redeem Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price. The holders of each share of Preferred Stock have one vote and vote together with the holders of common stock on all matters on which stockholders may vote.

    C) INFORMATION REGARDING TAXABLE STATUS OF 2000 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                                  Cash          Taxable
                                                              Distribution     Ordinary       Return of
                                                               Per Share       Dividend        Capital
                                                             --------------------------------------------
         HR COMMON                                             $ 2.230000     $ 1.900346     $ 0.329654
         CUSIP # 421946104

         HR 8.875% SERIES A PREFERRED                          $ 2.218760     $ 2.218760     $       --
         CUSIP # 421946203

         Note> While the taxability of 2001 dividends cannot be determined until late January 2002, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2001 dividend. Therefore, the taxability of the total 2001 dividend should approximate the taxability of the dividends paid February 16, May 17, August 16, and December 6, 2000.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                              PAGE 10 OF 13

15) COMMON SHARES INFORMATION

    The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                  FOR THE THREE MONTHS                  FOR THE NINE MONTHS
                                                                     ENDED SEPT. 30,                       ENDED SEPT. 30,
                                                                 -------------------------            -------------------------
                                                                   2001           2000                   2001          2000
                                                                 -------------------------            -------------------------
    TOTAL COMMON SHARES OUTSTANDING                              40,765,435    40,150,931             40,765,435     40,150,931
                                                                 =========================            =========================

    WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                   40,729,439    40,144,276             40,586,428     40,107,465
         Actual Restricted Stock Shares                            (838,185)     (607,042)              (838,185)      (607,042)
                                                                 -------------------------            -------------------------
    DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO        39,891,254    39,537,234             39,748,243     39,500,423

         Restricted Shares - Treasury                               506,341       517,809                544,116        564,485
         Dilution for Convertible Debentures                              0       179,076                      0        181,136
         Dilution for Employee Stock Purchase Plan                  115,394        56,320                112,132         38,571
                                                                 -------------------------            -------------------------
    DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO      40,512,989    40,290,439             40,404,491     40,284,615
                                                                 =========================            =========================

    NOTE: AS OF SEPTEMBER 30, 2001, HR HAD APPROXIMATELY 1,783 SHAREHOLDERS OF RECORD.

16) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS

                                         Owned     Restricted(1) (Reserved(2)    Options    Total
                                      -------------------------------------------------------------
    OFFICERS
    --------

         David R. Emery                  144,800(3)   392,602      168,750           0      706,152
         Timothy G. Wallace               32,938      208,773       82,500           0      324,211
         Roger O. West                     3,238      210,549       82,500           0      296,287

         Other Officers as a group        17,360       19,994            0           0       37,354

         Directors as a group             41,349        2,700            0           0       44,049
                                      --------------------------------------------------------------
         TOTAL                           239,685      834,618      333,750           0     1,408,053
                                      ==============================================================

    (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Program.

    (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

    (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17) INSTITUTIONAL HOLDINGS AS OF JUNE 30, 2001

    A)   Institutional Shares Held:                    17,749,529           (Source: Form 13F Filings)
                                                      ===========

    B)   Number of Institutions:                              179
                                                      ===========

    C)   Percentage of Common Shares Outstanding:           43.72%
                                                      ===========

18) BOOK VALUE PER COMMON SHARE

    Total Stockholders' Equity                        $   998,382
    Less: Preferred Stock Liquidation/Redemption
          Value                                            75,000
                                                      -----------
    Total Common Stockholders' Equity                 $   923,382

    Total Common Shares Outstanding                    40,765,435
                                                      ===========

    Book Value Per Common Share                       $     22.65
                                                      ===========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                              PAGE 11 OF 13

19) OTHER CORPORATE INFORMATION

    A)   CORPORATE HEADQUARTERS:

             HEALTHCARE REALTY TRUST INCORPORATED
             HEALTHCARE REALTY SERVICES INCORPORATED
             3310 West End Avenue, Suite 700
             Nashville, TN 37203
             Phone: 615-269-8175
             Fax: 615-269-8461
             E-mail: hrinfo@healthcarerealty.com

         OTHER OFFICES:

             East Florida Regional Office
             Georgia Regional Office
             Mid-America Regional Office
             Mid-Atlantic Regional Office
             Southern California Regional Office
             Texas/Southwest Regional Office
             West Florida Regional Office


    B)   STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

             Security Description                         Stock Exchange               Symbol       CUSIP Number
             ------------------------------------------------------------------------------------------------------
             Common Stock                             New York Stock Exchange            HR          421946104
             8.875% Series A Preferred Stock          New York Stock Exchange            HR.A        421946203
             Senior Notes due 2011                    OTC                                HR          421946AE4


    C)   WEB SITE:

         www.healthcarerealty.com

    D)   CORPORATE OFFICERS:

             HEALTHCARE REALTY TRUST INCORPORATED
             David R. Emery, Chairman of the Board and Chief Executive Officer Timothy G. Wallace, Executive Vice President and Chief Financial
               Officer
             Roger O. West, Executive Vice President and General Counsel
             Michael W. Crisler, Senior Vice President / Technology
             Scott W. Holmes, Senior Vice President / Financial Reporting Fredrick M. Langreck, Senior Vice President / Treasurer
             J. D. Carter Steele, Senior Vice President / Asset Administration Eric W. Fischer, Vice President / Real Estate Investments
             Keith A. Harville, Vice President / Real Estate Investments
             Donald L. Husi, Vice President / Senior Living Asset Administration Leigh Ann Stach, Vice President / Financial Reporting and
               Controller
             B. Douglas Whitman, Associate Vice President / Real Estate
               Investments
             Rita H. Todd, Corporate Secretary


             HEALTHCARE REALTY SERVICES INCORPORATED
             B. Bart Starr, Chairman of the Board
             Roland H. Hart, President
             Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
             Anne C. Sanborn, Associate Vice President / Project Development

    E)   BOARD OF DIRECTORS:

         David R. Emery, Chairman of the Board and Chief Executive Officer,
           Healthcare Realty Trust Incorporated
         Errol L. Biggs, Ph.D., Director -  Center for Health Administration,
           University of Colorado (Healthcare Academician)
         C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
         Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
           (Healthcare Architect)
         Marliese E. Mooney (Hospital Operations Consultant)
         Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate
           Finance Executive)
         J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                              PAGE 12 OF 13

    F)   PROFESSIONAL AFFILIATIONS:

             INDEPENDENT PUBLIC AUDITORS
             Ernst & Young LLP
             Bank of Americas Plaza
             414 Union Street
             Nashville, TN 37219-1779

             TRANSFER AGENT
             BankBoston
             c/o EquiServe, LP
             Investor Services
             P.O. Box 8040
             Boston, MA 02266-8040
             Phone: 781-575-3400

    G)   DIVIDEND REINVESTMENT PLAN:

         Through the Company's transfer agent, Boston EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder.

    H)   ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

         A.G. Edwards & Sons, Inc.                  Ann Melnick (314) 955-2947
         Banc of America Securities                 Gary Taylor (212) 847-5174
         Credit Suisse First Boston Corporation     Larry Raiman (212) 538-2380
         J. J. B. Hilliard, W. L. Lyons, Inc.       John M. Roberts (502) 588-9143
         Legg Mason Wood Walker Inc.                Jerry L. Doctrow (410) 454-5142
         Prudential Securities, Inc.                Jim Sullivan (212) 778-2515
         UBS Warburg                                Howard Capek (212) 821-6369
         Wachovia Securities, Inc.                  Stephen Swett (212) 909-0954


    I)   PROJECTED DATES FOR 2001 DIVIDEND AND EARNINGS PRESS RELEASES:

                                    DIVIDEND                      EARNINGS
                                    --------                      --------
         First Quarter 2001         April 24, 2001             April 27, 2001
         Second Quarter 2001        July 24, 2001              July 27, 2001
         Third Quarter 2001         October 23, 2001           October 26, 2001
         Fourth Quarter 2001        January 22, 2002           January 25, 2002

         NOTE> A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.

    J)   INVESTOR RELATIONS:

         Healthcare Realty Trust Incorporated
         3310 West End Avenue, Suite 700
         Nashville, TN 37203
         Attention: Bethany A. Mancini
         Phone: 615-269-8175
         Fax: 615-269-8461
         E-mail: BMancini@healthcarerealty.com

   In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust
         Incorporated for the year ended December 31, 2000. The 10-K is available via the Company's web site or by calling Investor
        Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2001                              PAGE 13 OF 13